PRUDENTIAL SECTOR FUNDS, INC.

655 Broad Street, 17th Floor

Newark, New Jersey 07102

October 13, 2016

VIA EDGAR

U.S. Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re:	497 Filing for Prudential Sector Funds, Inc.
Registration numbers 2-72097 and 811-03175

Dear Sir or Madam:

    We are filing today via EDGAR an exhibit under Rule 497 containing interactive data format risk/return summary information. The exhibit mirrors the risk/return summary information in a supplement, dated September 29, 2016 (SEC accession number 0000067590-16-002561), to the Prospectus, dated January 27, 2016 for the Prudential Financial Services Fund. The purpose of the filing is to submit the 497 filing dated September 29, 2016 in XBRL for the Fund.

    Thank you for your attention to this filing. Please direct any questions regarding this filing to the undersigned at (973) 802-6469.

Sincerely,

/s/ Jonathan D. Shain
Jonathan D. Shain
Assistant Secretary